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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              ---------------


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                              ----------------





DATE OF REPORT:   MARCH 16, 1998
DATE OF EARLIEST EVENT REPORTED:    MARCH 16, 1998


                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact name of registrant as specified in its charter)


       BERMUDA                     000-23427                 NOT APPLICABLE
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or         VICTORIA HALL, THIRD FLOO            Number)
    organization)               11 VICTORIA STREET
                            AMILTON, HM 11, BERMUDA
                       (Address of principal executive
                                   offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (441) 295-7556




Item 5.  Other Events.
         ------------

     On March 16, 1998, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

               Exhibit       Description
               -------       -----------

                 99.1        Press Release issued March 16, 1998



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: March 16, 1998.

                                   STIRLING COOKE BROWN HOLDINGS LIMITED


                                   By:    /s/ George W. Jones
                                      ----------------------------------
                                       George W. Jones
                                       Chief Financial Officer
                                       and Director



                               EXHIBIT INDEX

               Exhibit       Description
               -------       -----------

                 99.1        Press Release issued March 16, 1998